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                                    EXHIBIT 1

                               TOLL BROTHERS, INC.
                                  Common Stock
                                 Preferred Stock

                                   TOLL CORP.
                                 Debt Securities
                        Guaranteed by Toll Brothers, Inc.

                     UNDERWRITING AGREEMENT BASIC PROVISIONS

                                                         ________________, 200__

To the Representative or Representatives named in the Terms Agreement referred to below

         Toll Brothers, Inc., a Delaware corporation ("TB"), may issue and sell from time to time shares of its equity securities consisting of common stock, par value $.01 per share ("Common Stock"), or preferred stock, par value $.01 per share ("Preferred Stock"; the Common Stock and the Preferred Stock are hereinafter referred to collectively as the "Equity Securities"). Toll Corp., a Delaware corporation and wholly-owned subsidiary of TB ("TC"; TC and TB are hereinafter referred to collectively as the "Registrants"), may issue and sell from time to time its debt securities consisting of senior debt securities ("Senior Debt Securities"), senior subordinated debt securities ("Senior Subordinated Debt Securities") or subordinated debt securities ("Subordinated Debt Securities") the Senior Debt Securities, the Senior Subordinated Debt Securities and the Subordinated Debt Securities are hereinafter referred to collectively as the "Debt Securities"). The Equity Securities and the Debt Securities are registered under the registration statement referred to in
Section 2(a) hereof. The Equity Securities may have varying designations, dividend rates, redemption provisions and selling prices. The Preferred Stock may be convertible, as described in its certificate of designation, into shares of Common Stock. The Debt Securities may have varying designations, denominations, interest rates and payment dates, maturities, redemption provisions and selling prices. The Debt Securities may be convertible or exchangeable, as described in the Indenture (as defined below), into or for shares of Common Stock. The Debt Securities will be issued under an indenture (the "Indenture") to be entered into among the Registrants and one or more trustees (the "Trustee"). Pursuant to the terms of the Indenture, TC's obligations under the Indenture and the Debt Securities will be unconditionally guaranteed (the "Guarantee") by TB. The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement of the type referred to in Section 1 hereof relating to the type, designation and series of securities to be issued and sold by either TB or the Registrants pursuant thereto (the "Offered Securities") to the several underwriters named therein
(the "Underwriters"). The terms agreement relating to the Offered Securities
(the "Terms Agreement"), together with the provisions hereof incorporated therein by reference (which provisions shall not become effective until so incorporated by reference), is herein referred to as this "Agreement". If the Underwriters consist only of the firm or firms referred to in the Terms
Agreement as Representative or Representatives, then the terms "Underwriters"
and "Representatives," as used herein, shall each be deemed to refer to such firm or firms. The Equity Securities, the Debt Securities and the Guarantee are hereinafter referred to collectively as the "Securities".
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         1. Terms Agreement. The obligation of the Underwriters to purchase, and
TB or the Registrants, as the case may be, to sell, the Offered Securities is evidenced by the Terms Agreement delivered at the time TB or the Registrants, as the case may be, determines to sell the Offered Securities. The Terms Agreement specifies the firm or firms which will be Underwriters, the amount of the Offered Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Offered Securities, the public offering price, if any, of the Offered Securities, whether the Underwriters are authorized to solicit institutional investors to purchase Offered Securities pursuant to Delayed Delivery Contracts (as hereinafter defined), certain terms thereof and the Underwriters' compensation therefor and any terms of the Offered Securities not otherwise specified in the Indenture or, in the case of Preferred Stock, certificate of designation (including, but not limited to, designations, denominations, conversion or exchange provisions, covenants, interest rates and payment dates, dividend rates and payment dates, maturity, redemption provisions and sinking fund requirements). The Terms Agreement specifies any details of the terms of the offering that should be reflected in a post-effective amendment to the Registration Statement or the Prospectus Supplement (each as hereinafter defined).

         2. Representations and Warranties of the Registrants. The Registrants jointly and severally represent and warrant to and agree with each Underwriter that:

                  (a) The Registrants meet the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and have filed with the Securities and Exchange Commission (the "Commission") a registration statement on such form, including a prospectus, with respect to the Securities, which (i) has been prepared by the Registrants in conformity with the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder and (ii) has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment to the registration statement was so prepared and filed and any such amendment has become effective. A prospectus supplement, including a prospectus, relating to the Offered Securities (the "Prospectus Supplement") has been so prepared. The Prospectus Supplement and, if not previously filed, such prospectus will be filed pursuant to Rule 424 under the Act. Copies of such registration statement and prospectus, any such amendment or supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement have been delivered to you (including one fully executed copy of the registration statement and of each amendment thereto for counsel for the Underwriters). Such registration statement and prospectus, as amended or supplemented to the date of the Terms Agreement and as supplemented by the Prospectus Supplement are herein referred to as the "Registration Statement" and the "Prospectus", respectively. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement and any reference to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of the Terms Agreement and on or prior to the Closing Date (as hereinafter defined).

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                  (b) The Registration Statement, at the time it became
effective, any post-effective amendment thereto, at the time it became effective, the Registration Statement and the Prospectus, as of the date of the Terms Agreement and at the Closing Date, and any amendment or supplement thereto, conformed or will conform in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Rules and Regulations; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the Registrants make no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Registrants by or on behalf of any Underwriter specifically for inclusion therein.

                  (c) The documents incorporated by reference in the Registration Statement or the Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), conformed, and any documents so filed and incorporated by reference after the date of the Terms Agreement and on or prior to the Closing Date will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations.

                  (d) The accountants who have certified or shall certify the financial statements filed or to be filed with the Commission as parts of the Registration Statement and the Prospectus are independent accountants as required by the Act.

                  (e) The Registrants have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Delaware and have all requisite power and authority, and all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted and as described in the Prospectus, and the Registrants have not received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses, certificates and permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of TB and its subsidiaries considered as one enterprise, whether or not occurring in the ordinary course of business (a "Material Adverse Effect"); and the Registrants and each of their subsidiaries are complying with all applicable laws, the violation of which would have a Material Adverse Effect.

                  (f) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus, except as otherwise specifically stated therein, (a) there has been no material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of TB and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Change"), and (b) there has been no dividend or distribution of any kind declared, paid or made by TB on any class of its capital stock.

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                  (g) The authorized, issued and outstanding capital stock of TB is as set forth in the Prospectus; all of the outstanding shares of Common Stock and Preferred Stock of TB and all other equity securities of TB have been duly authorized and are validly issued, fully paid and non-assessable; the stockholders of TB have no preemptive rights with respect to the Common Stock or Preferred Stock; no person has any rights to the registration of securities by reason of the Registrants filing the Registration Statement with the Commission or otherwise; and the Common Stock and Preferred Stock conform to the descriptions thereof in the Prospectus.

                  (h) Neither TB nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which TB or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of TB or any of its subsidiaries is subject, the effect of which default in performance or observance would have a Material Adverse Effect.

                  (i) If Debt Securities are being offered, the Indenture has been duly authorized by the Registrants and, upon execution and delivery by the Registrants (assuming the due authorization, execution and delivery by the appropriate Trustee), will constitute a valid and binding agreement of each of the Registrants enforceable against each of the Registrants in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) .

                  (j) If Debt Securities are being offered, such Debt Securities, when executed by TC and authenticated by the appropriate Trustee in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of such Indenture by the appropriate Trustee), and delivered to and paid for by you in accordance with the terms of this Agreement (and, in the case of any Contract Securities (as hereinafter defined), as contemplated by the Delayed Delivery Contracts with respect thereto), will constitute valid and binding obligations of TC enforceable against TC in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (k) If Debt Securities are being offered, the Guarantee, upon endorsement on any such Debt Securities by TB and upon the execution of such Debt Securities by TC and authentication thereof by the appropriate Trustee in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of such Indenture by the appropriate Trustee), and delivery of such Debt Securities to, and payment therefor by, the Underwriters in accordance with the terms of this Agreement (and, in the case of any Contract


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Securities, as contemplated by the Delayed Delivery Contracts with respect thereto), will constitute a valid and binding obligation of TB enforceable against TB in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (1) Any Offered Securities and, if Debt Securities are being offered, the Indenture have been duly authorized by TB or the Registrants, as the case may be, and will conform to the descriptions thereof in the Prospectus.

                  (m) If convertible or exchangeable Debt Securities or convertible Preferred Stock is being offered, the shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable Offered Securities have been duly and validly authorized and reserved for issuance upon such conversion or exchange by all necessary corporate action and such shares, when issued upon such conversion or exchange, will be duly authorized and validly issued, fully paid and non-assessable, and the issuance of such shares upon such conversion or exchange will not be subject to preemptive or similar rights.

                  (n) If Common Stock or Preferred Stock is being offered, such shares of Common Stock or Preferred Stock, as the case may be, have been duly authorized and are validly issued, fully paid and non-assessable, and the issuance of such shares is not subject to preemptive or similar rights.

         3. Purchase, Sale and Delivery of Securities. The Offered Securities to be purchased by the Underwriters will be delivered by either TB or the Registrants, as the case may be, to you for the accounts of the several Underwriters at the office specified in the Terms Agreement against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House funds (or as otherwise specified in the Terms Agreement) payable to the order of TB or TC, as the case may be, on the date and at the times specified in the Terms Agreement, or at such other time not later than eight full business days thereafter as you and either TB or the Registrants, as the case may be, determine, such time being herein referred to as the "Closing Date." The Offered Securities will be prepared in definitive form and in such authorized amounts or denominations and registered in such names as you may require upon at least two business days' prior notice to TB or the Registrants, as the case may be, and will be made available for checking and packaging at the office at which they are to be delivered on the Closing Date (as specified for that purpose in the Terms Agreement) at least one business day prior to the Closing Date.

         It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to TB or TC, as the case may be, on behalf of any other Underwriter for the Offered Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

         TB or TC, as the case may be, will pay you on the Closing Date for the accounts of the Underwriters any fee, commission or other compensation specified in the Terms Agreement. Such payment will be made by certified or official bank check in New York Clearing House funds (or by such other method specified in the Terms Agreement).


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         If so authorized in the Terms Agreement, the Underwriters may solicit offers from investors of the types set forth in the Prospectus to purchase Offered Securities from TB or the Registrants, as the case may be, pursuant to delayed delivery contracts ("Delayed Delivery Contracts"). Such contracts shall be substantially in the form of Exhibit I hereto but with such changes therein as TB or the Registrants, as the case may be, may approve. Offered Securities to be purchased pursuant to Delayed Delivery Contracts are herein called "Contract Securities." When Delayed Delivery Contracts are authorized in the Terms Agreement, TB or the Registrants, as the case may be, will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by TB or the Registrants, as the case may be, but, except as TB or the Registrants, as the case may be, may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum amount of Contract Securities set forth in the Terms Agreement, and the aggregate amount of Contract Securities may not exceed the amount set forth in the Terms Agreement. You will advise TB or the Registrants, as the case may be, of the proposed sales of the Contract Securities not later than 10:00 A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as TB or the Registrants, as the case may be, may otherwise agree). TB or the Registrants, as the case may be, will advise you not later than 10:00 A.M., New York City time, the second full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of the Contract Securities which have been so approved. You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

         The amount of Offered Securities to be purchased by each Underwriter as set forth in the Terms Agreement shall be reduced by an amount which shall bear the same proportion to the total amount of Contract Securities as the amount of Offered Securities set forth opposite the name of such Underwriter bears to the total amount of Offered Securities set forth in the Terms Agreement, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise TB or the Registrants, as the case may be; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the total amount of Offered Securities set forth in the Terms Agreement less the aggregate amount of Contract Securities.

         4. Substitution of Underwriters.

                  (a) TB or the Registrants, as the case may be, shall not be obligated to deliver any Offered Securities except upon payment for all the Offered Securities to be purchased hereunder or as hereinafter provided.

                  (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Offered Securities agreed to by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Offered Securities in accordance with the terms hereof, and the amount of Offered Securities not purchased does not aggregate more than 10% of the total amount of the Offered Securities set forth in the Terms Agreement, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in the Terms Agreement, except as may otherwise be determined by you) the Offered Securities which the withdrawing or defaulting Underwriters agreed but failed to purchase.


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                  (c) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Offered Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Offered Securities in accordance with the terms hereof, and the amount of Offered Securities not purchased aggregates more than 10% of the total amount of Offered Securities set forth in the Terms Agreement, and arrangements satisfactory to you and TB or the Registrants, as the case may be, for the purchase of such Offered Securities by other persons are not made within 36 hours thereafter, this Agreement shall terminate.

                  (d) In the event of a default by any Underwriter as set forth in this Section 4, the Closing Date shall be postponed for such period, not to exceed seven full business days, as you shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. In the event of any such termination, TB or the Registrants, as the case may be, shall not be under any liability to any Underwriter (except to the extent provided in Sections 5(j), 6 and 9 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Offered Securities agreed by such Underwriter to be purchased under this Agreement) be under any liability to TB or the Registrants, as the case may be (except to the extent provided in Section 6 hereof). Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to TB or the Registrants, as the case may be, and any non-defaulting Underwriter for damages occasioned by its default hereunder.

         5. Covenants.  The Registrants jointly and severally agree:

                  (a) To furnish promptly to you and to counsel for the Underwriters a signed copy of the Registration Statement and the Prospectus (including all documents incorporated by reference therein) as originally filed, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith and all documents incorporated by reference therein.

                  (b) To deliver promptly to you and to each Underwriter such number of conformed copies of the Registration Statement as originally filed and each amendment thereto (excluding exhibits other than this Agreement), the Prospectus and any amended or supplemented Prospectus as you may reasonably request.

                  (c) To cause the Prospectus Supplement to be filed pursuant to Rule 424 under the Act and to notify you promptly of such filing.

                  (d) Prior to filing with the Commission any amendment to the Registration Statement or subsequent supplement to the Prospectus, or to filing any prospectus pursuant to Rule 424 of the Act, to furnish a copy thereof to you and counsel for the Underwriters and obtain your consent to the filing.


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                  (e) To advise you promptly (i) when any amendment to the
Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed, (ii) of any request or proposed request by the Commission for an amendment to the Registration Statement, a supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any stop order proceedings, (iv) of receipt by the Registrants of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus, or which requires the making of a change in the Registration Statement in order to make any material statement therein not misleading or in the Prospectus in order to make any material statement therein, in light of the circumstances then existing, not misleading.

                  (f) Within the time during which a prospectus relating to the Offered Securities is required to be delivered under the Act, to comply as far as they are able with all requirements imposed upon them by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Offered Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Registrants will amend or supplement the Registration Statement or the Prospectus (at the expense of the Registrants) so as to correct such statement or omission or effect such compliance.

                  (g) To make generally available to their security holders and to you as soon as practicable, but in any event not later than 15 months after the end of TB's current fiscal quarter, an earnings statement of TB and its subsidiaries (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act which shall satisfy the provisions of Section ll(a) of the Act.

                  (h) So long as the Offered Securities are outstanding, to furnish to you copies of all public reports and all reports and financial statements furnished by the Registrants to any securities exchange pursuant to requirements of or agreements with any such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

                  (i) To endeavor in all reasonable respects to qualify the Offered Securities for offer and sale under the securities laws of such jurisdictions as you may reasonably request; provided, that in no event shall either of the Registrants be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

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


                  (j) To pay all expenses incident to the performance of their obligations under this Agreement, including (i) the costs of the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto, (ii) the costs of printing and distributing to the Underwriters and any selected dealers the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including exhibits), the Prospectus and any amendment or supplement to the Prospectus as provided in this Agreement, (iii) the costs of typing, printing and reproducing this Agreement and the Indenture, (iv) the fee of any filings with the National Association of Securities Dealers, Inc., (v) the fees paid to rating agencies in connection with the rating of the Offered Securities,
(vi) the fees and expenses of qualifying the Offered Securities under the securities laws of the several jurisdictions as provided in Section 5(i) and of preparing, printing, reproducing and distributing a Blue Sky Memorandum (including the reasonable fees and disbursements of counsel for the Underwriters in connection therewith), (vii) the fees and disbursements of the Registrants counsel and accountants, (viii) the fees of the Trustee, and (ix) the cost of printing and engraving the certificates representing the Offered Securities.

                  (k) If Debt Securities are being offered, TC will not, without your consent, offer or sell, or publicly announce its intention to offer or sell any debt securities having a maturity of more than one year (except under prior contractual commitments) during the period beginning on the date of the Terms Agreement and ending the business day following the Closing Date. If Equity Securities or convertible or exchangeable Debt Securities are being offered, TB will comply with any similar (or additional) restrictions on offers and sales of its Common Stock and Preferred Stock, or other equity securities or securities convertible into or exercisable for equity securities that may be specified in the Terms Agreement. The Registrants have not taken, and will not take, directly or indirectly, any action which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Offered Securities.

                  (1) If convertible or exchangeable Debt Securities or convertible Preferred Stock is being offered, TB will reserve and keep available at all times, free of preemptive rights, sufficient shares of Common Stock for the purpose of enabling TB to satisfy any obligations to issue shares of Common Stock upon conversion or exchange of any Offered Securities. TB will use its best efforts to effect the listing of such shares of Common Stock issuable upon the conversion or exchange of any Offered Securities on the New York Stock Exchange and any other national securities exchange on which its Common Stock is then listed.

         6. Indemnification.

                  (a) TB and, if Debt Securities are offered, the Registrants jointly and severally agree to indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act as follows:

                           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or in any related preliminary prospectus supplement or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;


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

                           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Registrants; and

                           (iii) against any and all expenses whatsoever, as incurred (including subject to subsection (c) of this Section 6, the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Registrants by such Underwriter in writing expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or in any related preliminary prospectus supplement.

         This indemnity agreement is subject to the further condition that, insofar as it relates to any untrue statement or omission, or any alleged untrue statement or omission, made in a preliminary prospectus supplement but eliminated or remedied in the Prospectus, it shall not inure to the benefit of any Underwriter from whom the person asserting the claim purchased any Offered Securities (or to the benefit of any person who controls such Underwriter) if a copy of the Prospectus, excluding documents incorporated therein by reference, was not sent or given to such person at or prior to the time required by the Act and the claims asserted by such person do not include allegations of other untrue statements or omissions made in the Prospectus, which allegations are upheld by a final judgment.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless each of the Registrants, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls either of the Registrants within the meaning of Section l5 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or in any related preliminary prospectus supplement in reliance upon and in conformity with written information furnished to the Registrants by such Underwriter (it being understood that information specifically pertaining to any particular Underwriter shall be deemed not to have been furnished by the other Underwriters) expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or in any related preliminary prospectus supplement.

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Registrants and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Registrants and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Registrants are jointly and severally responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each director, officer and employee of an Underwriter, and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act, shall have the same rights to contribution as such Underwriter, and each director of the Registrants, each officer of the Registrants who signed the Registration Statement, and each person, if any, who controls either of the Registrants within the meaning of Section 15 of the Act, shall have the same rights to contribution as the Registrants.

                  (e) All representations, warranties, and agreements contained in this Agreement, or contained in certificates of officers of the Registrants submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of either of the Registrants, and shall survive delivery of and payment for any Offered Securities to the Underwriters.

         7. Effective Date of Agreement and Termination.

                  (a) This Agreement shall become effective on the day on which this Agreement is executed.

                  (b) The obligations of the Underwriters hereunder may be terminated by you, in your absolute discretion, by notice given to and received by TB or the Registrants, as the case may be, prior to delivery of and payment for the Offered Securities, if prior to that time (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been a MATERIAL ADVERSE CHANGE, (ii) any outbreak or escalation of hostilities or other national or international calamity or crises, if the effect of such outbreak, escalation, calamity, or crisis would, in your judgment, make the offering or delivery of the Offered Securities impracticable,
(iii) existing financial, political, economic or stock market conditions in Europe, the United States or elsewhere, or international monetary conditions, shall have undergone a material change which, in your judgment, materially and adversely affects the market for the Offered Securities or makes the offering or delivery of the Offered Securities impracticable; (iv) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NADAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court of other governmental authority which in your opinion will have a Material Adverse Effect, (vi) the declaration of a banking moratorium by either federal or New York State authorities or (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         8. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Offered Securities as provided herein are subject to the accuracy, as of the date of the Terms Agreement and the Closing Date (as if made at the Closing Date) of the representations and warranties of the Registrants contained herein, to performance by the Registrants of their obligations hereunder and to each of the following additional terms and conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and prior to that time no stop order proceeding shall have been initiated or threatened (and shall not have been withdrawn) by the Commission; any request by the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Registrants shall not have filed with the Commission the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus without the consent of the Representatives.

                  (b) All corporate proceedings and other legal matters incident to the authorization and validity of this Agreement, the Terms Agreement, if Debt Securities are being offered, the Indenture and the authorization, form and validity of the Offered Securities and the shares of Common Stock issuable upon the conversion or exchange of any convertible or exchangeable Offered Securities and the form of the Registration Statement and the Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to Cahill Gordon & Reindel, counsel for the Underwriters, and the Registrants shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (c) The Registrants shall have furnished to you the opinion of General Counsel to TB dated the Closing Date, to the effect that:

                           (i) Each of TC, TB and the subsidiaries listed in
         Exhibit 22 to TB's most recent Annual Report has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification and where the failure to so qualify would have a Material Adverse Effect.

                           (ii) To the best knowledge of such counsel, all of the outstanding shares of Common Stock and Preferred Stock of TB and all other equity securities of TB have been duly authorized and are validly issued, fully paid and nonassessable; and the stockholders of TB have no preemptive rights with respect to the Common Stock or Preferred Stock.

                           (iii) All the outstanding shares of capital stock of each subsidiary of TB have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Registration Statement and the Prospectus, all outstanding shares of capital stock of such subsidiaries are owned by TB either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the best knowledge of such counsel, any other security interests, claims, liens or encumbrances.

                           (iv) There is no pending or, to the best of such counsel's knowledge, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving TC, TB or any of its subsidiaries required to be disclosed in the Prospectus, which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document that is material to TB and its subsidiaries, considered as one enterprise, and required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania or the federal law of the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on representations or certificates of responsible officers of the Registrants and certificates of public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at or prior to the Closing Date.

                  (d) The Registrants shall have furnished to you the opinion of Wolf, Block, Schorr and Solis-Cohen, counsel for the Registrants, dated the Closing Date, to the effect that:

                           (i) Each of TC and TB has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus, and, to the best knowledge of such counsel, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification and where the failure to so qualify would have a Material Adverse Effect.

                           (ii) Based solely upon review of certificates executed by an officer or officers of the Registrants and to the extent of the actual knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving TC, TB or any of its subsidiaries required to be disclosed in the Prospectus, which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document that is material to TB and its subsidiaries, considered as one enterprise, and required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

                           (iii) The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened.

                           (iv) Based on representations or certificates of officers of the Registrants regarding the factual matters contained in General Instruction I.A. and I.B.1 of Form S-3 under the Act, the Registrants meet the requirements for the use of Form S-3.

                           (v) The Registration Statement and the Prospectus (other than the Statement of Eligibility and Qualification on Form T-1 (the "Form T-1") of the appropriate Trustee and the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations; and the documents incorporated by reference therein comply as to form in all material respects with the requirements of the Exchange Act.

                           (vi) This Agreement has been duly authorized, executed and delivered by the Registrants.

                           (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters (as to which such counsel need express no opinion) and such other approvals (specified in such opinion) as have been obtained.

                           (viii) Neither the issue and sale of any Offered Securities, the issue of shares of Common Stock upon conversion or exchange of any convertible or exchangeable Offered Securities, nor the consummation of any of the other transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel and to which either TC or TB or any of its subsidiaries is a party or bound (where such conflict, breach or default would have a Material Adverse Effect) or the charter or by-laws of either TC or TB or any order or regulation known to such counsel to be applicable to either TC or TB or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over either TC or TB or any of its subsidiaries.

                           (ix) The statements in the Prospectus (by incorporation by reference) relating to laws, regulations, legal or regulatory proceedings, environmental matters and contractual matters, insofar as they relate to statements of law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects.

                           (x) If Debt Securities are being offered, such Debt Securities have been duly authorized by TC for issuance and when executed by TC and authenticated by the appropriate Trustee in accordance with the Indenture (assuming the due authorization, execution and delivery of such Indenture by the appropriate Trustee) and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement (and, in the case of any Contract Securities, as contemplated by the Delayed Delivery Contracts with respect thereto) will constitute valid and legally binding obligations of TC enforceable against TC in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                           (xi) If Debt Securities are being offered, the Guarantee has been duly authorized and, upon endorsement on such Debt Securities by TB and upon the execution of such Debt Securities by TC and authentication thereof by the appropriate Trustee in accordance with the Indenture (assuming the due authorization, execution and delivery of such Indenture by the appropriate Trustee), and delivery of such Debt Securities to and payment therefor by the Underwriters in accordance with the terms of this Agreement (and, in the case of any Contract Securities, as contemplated by the Delayed Delivery Contracts with respect thereto), will be a valid and binding obligation of TB enforceable against TB in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                           (xii) If Debt Securities are being offered, the Indenture has been duly authorized by the Registrants and has been duly qualified under the Trust Indenture Act and, when duly executed and delivered by the Registrants (assuming the due authorization, execution and delivery by the appropriate Trustee), will constitute a valid and legally binding instrument of each of the Registrants enforceable against each of the Registrants in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                           (xiii) The Offered Securities, the Common Stock issuable upon conversion or exchange of any convertible or exchangeable Offered Securities and, if Debt Securities are being offered, the Indenture and the Guarantee each conform in all material respects to the description thereof in the Prospectus.

                           (xiv) If the Offered Securities are convertible or exchangeable, the shares of Common Stock issuable upon conversion or exchange of such Offered Securities have been duly and validly authorized and reserved for issuance upon such conversion or exchange by all necessary corporate action and such shares, when issued upon such conversion or exchange, will be duly authorized and validly issued, fully paid and non-assessable, and the issuance of such shares upon such conversion or exchange will not be subject to preemptive or similar rights.

                           (xv) If Common Stock or Preferred Stock is being offered, such shares of Common Stock or Preferred Stock, as the case may be, have been duly authorized and are validly issued, fully paid and non-assessable, and the issuance of such shares is not subject to preemptive or similar rights.

         In addition such counsel shall state that such counsel has participated in conferences with representatives of the Underwriters, officers and other representatives of the Registrants and representatives of the independent certified public accountants of the Registrants, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except and only to the extent as set forth in clauses (x) and (xiv) of this Section 8(d)), on the basis of the foregoing (relying as to materiality to a large extent upon the discussions with and representations and opinions of officers and other representatives of the Registrants), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration statement at the time it became effective or as of the date of the Terms Agreement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Terms Agreement or at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided further that such counsel does not express any comment with respect to (i) the Form T-1 and (ii) the financial statements including the notes thereto and supporting schedules, or any other financial and statistical data set forth or referred to in the Registration Statement or Prospectus.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on representations or certificates of responsible officers of the Registrants and certificates of public officials. References to the Prospectus in this paragraph (d) include any supplements thereto at or prior to the Closing Date.

                  (e) The favorable opinion, dated as of the Closing Date, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the matters set forth in clauses (iii), (v) (first clause only) (vi), (x), (xi),
(xii), (xiii), (xiv) and (xv) of subsection (d) of this Section 8.

         In giving its opinion required by subsection (e) of this Section 8, Cahill Gordon & Reindel shall additionally state that such counsel has participated in conferences with officers and other representatives of the Registrants and representatives of the independent public accountants for the Registrants and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Registrants), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement, at the time it became effective or as of the date of the Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date of the Terms Agreement or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to (i) the Form T-1 and (ii) the financial statements, including the notes thereto, supporting schedules or any financial or statistical data set forth or referred to in the Registration Statement or the Prospectus).

                  (f) The following conditions contained in clauses (i), (ii) and (iii) of this subsection (f) shall have been satisfied on and as of the Closing Date and the Registrants shall have furnished to the Underwriters a certificate of the Registrants, signed by the Chairman of the Board or the President and the principal financial or accounting officer of each of the Registrants, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that to the best of their knowledge:

                           (i) The representations and warranties of the Registrants in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Registrants have complied with all the agreements and satisfied all the conditions under this Agreement on their part to be performed or satisfied at or prior to the Closing Date.

                           (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

                           (iii) Since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Change.

                  (g) At the Closing Date, Ernst & Young shall have furnished to the Underwriters a letter, dated as of the Closing Date, in form and substance reasonably satisfactory to the Underwriters, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                           (i) In their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement, the Prospectus and the documents incorporated by reference therein, and reported on by them, comply in form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations.

                           (ii) On the basis of a reading of the latest unaudited financial statements made available by TB and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit committees of TB and the subsidiaries; and inquiries of certain officials of TB who have responsibility for financial and accounting matters of TB and its subsidiaries as to transactions and events subsequent to the date of TB's most recent audited balance sheet included or incorporated by reference in the Prospectus, nothing came to their attention which caused them to believe that:

                                    (1) any unaudited consolidated financial
                           statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus; or

                                    (2) with respect to the period subsequent to
                           the date of TB's most recent balance sheet included or incorporated by reference in the Prospectus, that at a specified date not more than five business days prior to the date of the letter, there were any decreases in the capital stock or there were any increases in the long-term debt of TB and its subsidiaries or any decreases in the total consolidated assets, as compared with the amounts shown on such balance sheet, or for the period from the date of TB's most recent income statement included or incorporated by reference in the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net revenues or income before income taxes or in total or per share amounts of net income of TB and its subsidiaries, except in all instances for increases or decreases that the Registration Statement discloses have occurred or may occur;

                           (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of TB and its subsidiaries) set forth in the Registration Statement and the Prospectus agrees with the accounting records of TB and its subsidiaries, or schedules prepared by TB and its subsidiaries and derived from such accounting records, excluding any questions of legal interpretation. References to the Prospectus in this subsection (g) include any supplement thereto at the date of the letter.

                  (h) At the Closing Date, counsel for the Underwriters shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as contemplated herein and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

         9. Expenses of Underwriters. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 7(b)(i) or Section 8, TB or the Registrants, as the case may be, shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         10. Notices. All notices or communications hereunder shall be sufficient if in writing and if sent to you shall be mailed, delivered or telegraphed and confirmed to you at your address set forth for that purpose in the Terms Agreement. Any notice by the Underwriters to the Registrants shall be sufficient if given in writing or by telegraph addressed to the Registrants c/o TB at 3103 Philmont Avenue, Huntingdon Valley, Pennsylvania 19006, Attention:
Robert I. Toll, Chairman of the Board and Chief Executive Officer.

         11. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Registrants and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Registrants contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act, and (b) the indemnity agreement of the Underwriters contained in Section 6 of this Agreement shall be deemed to be for the benefit of directors of the Registrants, officers of the Registrants who have signed the Registration Statement and any person controlling the Registrants. Nothing in this Agreement is intended or shall be construed to give any person other than the persons referred to in this Section ll any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         12. Certain Definitions. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         13. Governing Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument.

                                 TERMS AGREEMENT

                                                        _________________, 200__
[TOLL BROTHERS, INC.]
[TOLL CORP.]
3103 Philmont Avenue
Huntingdon Valley, PA 19006

Attention:

Dear Sirs:

         We (the "Representative(s)") understand that [Toll Corp., a Delaware corporation, proposes to issue and sell $______________ aggregate principal amount of its debt securities to be guaranteed by Toll Brothers, Inc.] [Toll Brothers, Inc., a Delaware corporation, proposes to issue and sell ________________ shares of its equity securities] (the "Underwritten Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the Underwriters named in the list attached hereto offer to purchase, severally and not jointly, the Underwritten Securities. The Closing Date shall be ___________, 200__, at ________A.M. at the offices of ________________________________.

         All the provisions contained in the Underwriting Agreement Basic Provisions dated _________________, 200__ (the "Basic Provisions"), a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if the Basic Provisions had been set forth in full herein. Terms defined in the Basic Provisions are used herein as therein defined.

         If the Underwritten Securities are Debt Securities, they shall have the following terms:

                  Title:

                  Maturity:

                  Interest Rate:

                  Interest payment dates:

                  Redemption provisions:

         Purchase Price:  _____% of the principal amount thereof

         Public Offering Price:  _______% of the principal amount thereof

                  Additional Terms:

         If the Underwritten Securities are Preferred Stock, they shall have the following terms:

                  Title:

         Liquidation Preference:  $____ per share

         Dividend Rate:  $____ per share

                  Dividend payment dates:

                  Redemption provisions:

         Purchase Price:  $____ per share

         Public Offering Price:  $____ per share

                  Additional Terms:




         If the Underwritten Securities are Common Stock, they shall have the following terms:

         Purchase Price:  $____ per share

         Public Offering Price:  $____ per share

         Please accept this offer no later than _____________ o'clock __.M. on ________________, 200__, by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us, or by sending us a written acceptance in the following form:

         "We hereby accept your offer, set forth in the Terms Agreement, dated ___________, 200__, to purchase the Securities on the terms set forth therein.

                                              Very truly yours,



                                              By__________________________
                                                 Title:
                                                 Address:


Accepted:

[TOLL BROTHERS, INC.]
[TOLL CORP.]



By_____________________________

     Title:

                                                                       EXHIBIT I

                              [TOLL BROTHERS, INC.]
                                  [TOLL CORP.]

                     [Insert specific title of securities*]

                            DELAYED DELIVERY CONTRACT

                    [Insert date of initial public offering]*

[TOLL BROTHERS, INC.]
[TOLL CORP.]
c/o *

Gentlemen:

         The undersigned hereby agrees to purchase from [Toll Brothers, Inc. (hereinafter called "TB")] [Toll Corp. (hereinafter called "TC")], and [TB] [TC] agrees to sell to the undersigned. [If one delayed closing, insert -- as of the
date hereof, for delivery on     , 20 ("Delivery Date")]

[____________ shares of TB's [title of Securities] (the "Securities"), offered by TB's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of $________ per share, and on the further terms and conditions set forth in this contract.]

[$_________________ principal amount of TC's [title of Securities] (the "Securities"); offered by TC's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of % of the principal amount thereof plus accrued interest, if any, and on the further terms and conditions set forth in this contract.]

         [If two or more delayed closings, insert the following:



* To be completed when the Terms Agreement is executed by the parties thereto.

         The undersigned will purchase from TC as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:

              Delivery Date                   Amount
              -------------                   ------

         -----------------------     -------------------------

         -----------------------     -------------------------

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

         Payment for the Securities which the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to [TB] [TC] or its order by certified or official bank check in New York Clearing House funds (or as otherwise specified in the Terms Agreement) at the office of ________________at__ .M., time, on such Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to [TB] [TC] not less than five full business days prior to such Delivery Date. If no designation is received, the securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate amount of Securities to be purchased by the undersigned on such Delivery Date.

         The obligation of the undersigned to take delivery of, and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof and (2) [TB] [TC] shall have delivered to the Underwriters the amount of the Securities to be purchased by them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above and received payment therefor. The obligation of the undersigned to take delivery of and make payment for Securities hereunder, and the obligation of [TB] [TC] to sell and deliver Securities hereunder, shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract. As a material inducement to the acceptance of this offer by [TB] [TC], the undersigned represents and warrants to you that its investment in the Securities which the undersigned hereby offers to purchase is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned in subject and which govern such investment, and the undersigned will, if the Securities are being purchased by the undersigned under a "basket" clause or similar authorization, use its best efforts to reserve an amount thereunder sufficient to permit such purchase on the Delivery Date.

         Promptly after completion of the sale to the Underwriters, [TB] [TC] will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for [TB] [TC] delivered to the Underwriters in connection therewith.

         By the execution hereof, the undersigned represents and warrants to [TB] [TC] that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities which the undersigned hereby offers to purchase has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by [TB] [TC] and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that the acceptance of this contract and any other similar contracts is in [TB's] [TC's] sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to [TB] [TC], it is requested that [TB] [TC] sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between [TB] [TC] and the undersigned when such counterpart is mailed or delivered.

         This contract shall be governed by, and construed in accordance with, the laws of the State of New York,

                                         Very truly yours,


                                         -----------------------------------
                                                  (Name of Purchaser)


                                         By
                                           ---------------------------------

                                         -----------------------------------
                                                  (Title of Signatory)

                                         -----------------------------------

                                         -----------------------------------
                                                  (Address of Purchaser)


Accepted, as of the above date.

[TOLL BROTHERS, INC.]
[TOLL CORP.]


By
  -----------------------------
     (Title of Signatory)